                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2000
                                                          --------------

                            Chicago Title Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-13995                                         36-4217886
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                             171 North Clark Street
                             Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 431-4288
                                                           --------------

Item 5.  Other Events.

         On March 13, 2000, Chicago Title Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following exhibits accompany this Report:

             Exhibit Number          Exhibit Description
             --------------          -------------------

                   99 Chicago Title Corporation press release dated March 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CHICAGO TITLE CORPORATION

Date:  March 13, 2000                              By:  /s/ Paul T. Sands, Jr.
                                                        -----------------------
                                                   Paul T. Sands, Jr.
                                                   Executive Vice President,
                                                   General Counsel and Secretary

                                Index to Exhibits

      Exhibit Number                 Exhibit Description
      --------------                 -------------------

            99                       Chicago Title Corporation press release
                                     dated March 13, 2000.